November 2021 Investor Presentation Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going forward basis. The forward-looking statements in this presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.    The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and additional risk factors that may be identified from time to time in future filings of the Company; (iii) the conditions to the completion of the Company’s pending business combination transaction with Coherent, Inc. (the “Transaction”) and the remaining equity investment by Bain Capital, LP, including the receipt of any required regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the Transaction, (v) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (vi) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate the operations of Coherent, Inc. (“Coherent”) with those of the Company; (vii) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (viii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (ix) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (x) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (xi) the ability of the Company to retain and hire key employees; (xii) the purchasing patterns of customers and end users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to assimilate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to anticipated growth in industries and sectors in which the Company and Coherent operate; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.   These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the SEC in connection with the Transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither the Company nor Coherent assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

II-VI at a Glance as of June 30, 2021 FY21 Revenue $3.1B Cash & Equivalents $1.6B FY21 Free Cash Flow (1) $428M Vertically Integrated Model 18 Countries 73 Locations 3,800+ Employees Core Competency Engineered Materials 1971 Year Founded 22,000+ Employees 2,200+ Patents Engineering & Technology (1) Free cash flow is defined as cash flow from operations of $574M less capital expenditures of $146M for the twelve months ended June 30, 2021.

Communications Industrial Q1 FY22 Financial Highlights Semiconductor Capital Equipment Life Sciences Consumer Electronics Aerospace & Defense Japan Other North America Automotive & Other Revenue by Region Revenue by End Market Revenue $795M Europe China Q1 FY22 GAAP Non-GAAP Operating Income $95.1M $150.2M Earnings Per Share $0.50 $0.87 Bookings $939M Backlog $1.4B

FY21 Revenue Distribution Europe North America China Photonic Solutions Compound Semiconductors Communications Industrial Semiconductor Capital Equipment Life Sciences Automotive & other Aerospace & Defense By Region By Segment By End Market Consumer Electronics Japan FY21 Revenue $3.1B

History of Insightful Targeting and Successful Integration of Strategic Acquisitions 10 Years of Continuous Revenue Growth CAGR 20% 2010 - Optical networks & China market 2013 - Gallium arsenide technology platform 2016 - Epitaxial wafer and SiC electronic devices 2019 - Indium phosphide technology platform 2022 - Laser sources & systems(4) 5 Transformative Acquisitions: Revenue ($M) Finisar Acquisition Bolstered Scale Increased efficiencies PF(2) Q1 FY20 Q1 FY22 Q1FY22 OpEx as % of Revenue Without amortization and stock-based compensation, and transaction costs 26% 21% 31% 40% Q1FY22 Non-GAAP Gross Margins 40% (3) 21% (3) -500 bps +900 bps Figures prior to FY2019 do not reflect the adoption of ASC 606. Prepared in accordance to ASC 805. Pro Forma includes the revenue of Finisar in Q1FY20 prior to the acquisition date of 9/24/20. FY21 actual. See Appendix for reconciliation to most comparable GAAP measures. Acquisition in process as of September 30, 2021.

Attractive and Increasing Gross and Operating Margins All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, debt extinguishment expense, fair value measurement period adjustments and restructuring and related items. See Appendix for reconciliation to most comparable GAAP measures. II-VI figures are for the three months ended September 30, 2019 and Finisar figures are for the three months ended July 28, 2019. Strong Execution and Synergy Realization Post Finisar Transaction Close Driving Margins Non-GAAP Gross Margin(1) Non-GAAP Operating Margin(1) Last Quarter Before Close(2) Last Quarter Before Close(2)

Building Momentum for 50 Years One of the largest photonics and compound semiconductor companies Materials expertise drives differentiation in multiple growing markets Vertically integrated, diverse global manufacturing footprint History of insightful targeting and successful integration of strategic acquisitions Strong execution and resilient growth 1 2 3 4 5 II-VI rang the Nasdaq stock market opening bell in celebration of its 50th anniversary on June 22, 2021

A Leader in Engineered Materials Aerospace & Defense Semiconductor Equipment Life Sciences Automotive Datacom, Telecom & Wireless Communications 3D Sensing/Consumer Industrial Leveraging a broad range of differentiated materials and devices across 7 strategic markets: II-VI engineered materials are differentiated by unique optical, electrical, magnetic, thermal, mechanical, and structural properties. Indium Phosphide InP Silicon Carbide SiC Bismuth Telluride Bi2Te3 Aluminum Oxide/ Sapphire AI2O3 Reaction Bonded Silicon Carbide Si/SiC Diamond C Yttrium Aluminum Garnet (YAG) Y3AI5O12 Zinc Sulfide ZnS Zinc Selenide ZnSe Gallium Arsenide GaAs Future Future Future Future Future

Addressing Multiple and Strong Growing End-Markets Optical Communications Sources: Omdia, LightCounting, Cignal AI, 650 Group, Yole, Internal Estimates CY26 Market CY21-26 CAGR 10.5% $26.9 B Datacenter and telecom networks Wireless Sources: Yole, Internal estimates 37% $8.5 B 4G/5G RF base stations Industrial Sources: Optech Consulting, Internal Estimates 7% $8.0 B Laser-based materials processing Consumer Electronics Sources: Morgan Stanley, IDC, Internal Estimates 22% $8.2 B Mobile devices, AR/VR, smart home devices and wearables Sources: Yole, Internal Estimates 8.2% $6.1 B Automotive & Energy HEV/EV, LiDAR, In-cabin interaction Sources: Strategies Unlimited., SEMI, Internal Estimates 8% $4.2 B Semiconductor Capital Equipment EUV lithography, deposition, etch, and inspection Sources: Data Bridge, Markets & Markets Strategies Unlimited, SDI, Internal Estimates 6% $3.4 B Life Sciences Diagnostic, medical treatment, and environmental sensing 21% $24.4 B Aerospace & Defense Satellite laser communications, contested space Sources: Internal Estimates CY26 Market CY21-26 CAGR

Demonstrated Demonstrated Manufacturing 100 mm Wafer 150 mm Wafer World’s First 200 mm Wafer Two Decades of SiC Materials Innovation 200 mm Wafer Manufacturing 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 24 Years High-Quality Wafer Demonstrated Manufacturing 3’’ Wafer Back-end Processing in China Manufacturing 4H n-Type 6H SI

GE Technology II-VI (3DSiC®) II-VI and GE Technology II-VI and GE Technology II-VI Vertical Integration New Ventures & Wide-Bandgap Electronics Technology Significant SiC Market Opportunity(1) ($bn) 50%+ CAGR (1) Internal company estimates. Includes module and device TAM. $0.5 $30+ 2020 2030 A vertically integrated SiC power electronics technology organization (1) Internal company estimates. Includes module and device TAM. Investing $1B over 10 years starting in FY22

II-VI to Acquire Coherent

Coherent Transaction Overview Transaction Details Coherent stockholders to receive $220.00 per share in cash and 0.91 of a II-VI common share for each Coherent share At closing, Coherent stockholders to own approximately 15% of the common shares of combined company Projected Synergies & Financial Impact $250 million of run-rate cost synergies expected to be realized within 36 months of close Anticipated to be accretive to non-GAAP EPS in the second year following closing Financing Fully committed debt financing from JP Morgan of approximately $4.99 billion Equity financing commitment from Bain Capital of $2.15 billion as Bain Capital elected during 4QFY21 to increase its commitment by $350 million. Balance sheet cash Governance Steve Pagliuca, Co-Chair of Bain Capital, joined II-VI Board in April Two Coherent directors expected to join Board of combined company Approvals & Expected Closing Approved by Coherent and II-VI shareholders Regulatory approvals and customary closing conditions Closing of transaction anticipated during the first calendar quarter of 2022.

Significant Value Creation Potential from Coherent Synergies Expected Synergies within 3 years Cost of Goods Sold Supply chain management – procurement Infeed – Internal supply of enabling materials and components Global supply chain function savings $150M Operating Expenses More efficient R&D with scale Development cost savings Consolidation of corporate costs Global functional model efficiencies $100M TOTAL $250M

Well Capitalized for Future Growth Rapid deleveraging post-closing from strong EBITDA and cash flow generation External Financing Sources Debt $4.99 billion total commitment, including unfunded revolving credit facility Convertible Preferred Equity $2.15 billion commitment from Bain Capital, $750 million of which has been received Coupon: 5%, 4-year payable-in-kind, cash pay option thereafter Conversion price of $85.00 per share Pro Forma Leverage Total Debt $5.0 billion3.8x(1) Cash $1.3 billion Net Debt $3.8 billion2.8x(1) Target 2.5x or less gross leverage within two years post-closing (1) Reflects proforma closing combined EBITDA at 3/31/22 and includes $250 million of cost synergies. Proforma net leverage at closing is expected to be approximately 2.8x(1)

$4.1B Communications Semi. Cap. Equip. Materials Proc. Life Sci. Aero Cons. 48% 16% 6% 9% 15% 6% Key Transaction Details Fully-Diluted Shares II-VI basic shares 105.8M Stock comp shares 5.8M Series A preferred debt 8.9M Convertible debt 7.3M Shares issued to Coherent 22.3M Series B preferred 25.7M Pro forma FDSO 175.9M Net Debt at Close Debt to Fund Deal $3.0B Refinance II-VI/COHR Debt $1.4B Transaction Fees $0.3B Total $4.6B Convertible Notes $0.4B Total Gross Debt $5.0B Less Cash $1.3B Net Debt $3.7B Leverage Calc. Gross Debt $5.0B Less Cash $1.3B Net Debt $3.7B Pro Forma TTM Combined EBITDA @ 3/31/22 (1) $1,073M Add synergies $250M Pro Forma TTM Adj. EBITDA @ 3/31/22 (1) $1,323M Net Leverage at close 2.8x Net Leverage at year 2 1.8x Deal Funding 22.3M shares (@ 8/30/21 price) $1.4B Bain Preferred $2.2B Debt $3.0B Cash $0.2B Total $6.8B (1) Reflects proforma closing combined EBITDA at 03/31/22 and includes $250 million of cost synergies

Summary of Strategic Rationale Greater exposure to megatrends from larger operational scale Sustained growth from increased diversification Higher growth and margins through complementary technology platforms Improved competitiveness from greater scale across the value chain Sales synergies by utilizing Coherent’s global service infrastructure Deeper market intelligence from complementary business models

End Markets and Applications

Datacom #1 provider of datacom solutions Materials I Components I Transceiver modules The most innovative leader in datacom transceivers Co-packaged Transceiver Pluggable Board-Mount ROSA IC (TIA, LD, CDR) Polarization Beam Splitter Laser PIC DSP Garnet Lenses Isolators Mux/DeMux TOSA High Speed Detectors Optical Assembly

Well poised for disaggregation Telecom Optical Monitoring System (OMS) Pluggable Optical Line System (POLS) A market mover in ROADM technology and coherent transmission Growing share in coherent optics 400G IC-TROSA 400G QSFP-DD

Industrial – Materials Processing Laser processing in electric vehicles Automation: Remote laser welding heads assisted by machine vision software Electric vehicle battery manufacturing: Laser processes adapted to most joining tasks on the cell, module, pack, and frame levels Welding battery cells, bus bars and packs Electric motor hairpin welding Battery enclosure cutting Full line supplier of materials, components and subsystems for high power lasers

3D Sensing & LiDAR Face biometrics, auto-focus, augmented reality, automotive in-cabin & LiDAR, machine vision Roadmap to integrating functionality in modules leveraging broad portfolio of lasers, detectors, optics, and integrated circuits

Ceramics and Composites for Wafer Fab Equipment Aluminum-Reinforced SiC Metal Matrix Composites Reaction Bonded SiC Diamond Ceramics Silicon Carbide Particles Aluminum Diamond Particles Silicon Carbide Silicon Metals Ceramics and metal matrix composites for front end of line (FEOL) to back end of line (BEOL) WFE Portfolio of additive manufacturing materials High Performance Tight flatness tolerances High CTE matching of silicon wafers High stiffness / High thermal conductivity / Low weight

Life Sciences II-VI plays an important role in the medical diagnostics markets that have a vital role in PCR, sequencing and diagnostic platforms, which are critical for disease testing and research, and lead to new medicines Thermoelectrics Vertically integrated subassemblies & systems Biotechnology Medical Scientific Solutions for Life Sciences Optics Lasers

Automotive Key Trends Green Optics & optoelectronics Connectivity & Entertainment Safety Capabilities & Expertise HEV/EV Telematics, information & comfort LiDAR/OMS/DMS SiC substrates & devices Li/S batteries MMC Broad and deep portfolio in optics & optoelectronics (VCSELS, Edge Emitting Lasers, Mirrors, Lenses…) Silicon carbide substrates & devices and Li/S batteries Key technologies for thermal management: Ceramic matrix composites For electrification and advanced driver-assistance systems (ADAS)

Financial Appendix

End Market Distribution of Q1FY22 QTD Revenue Reported Segments Q1FY21 Revenue Q1FY22 Revenue Q1FY22 Op Margin – GAAP / Non-GAAP Q1FY22/ Q1FY21 Revenue Growth Communica-tions Industrial Aerospace & Defense Semi Cap Life Sciences, Consumer, Automotive, Other Photonic Solutions $498M $536M 11% / 16% 8% 93% 3% 0% 1% 3% Compound Semiconductors $230M $259M 19% / 26% 12% 12% 31% 17% 12% 28% II-VI Consolidated $728M $795M 12% / 19% 9% 67% 13% 6% 4% 10% II-VI Segment Revenue by End Markets for Q1FY22 QTD

End Market Distribution of Full Year FY21 Revenue Reported Segments FY21 Revenue FY21 Op Margin – GAAP / Non-GAAP FY21/FY20 Revenue Growth Proforma(1) FY21/FY20 Revenue Growth Communica-tions Industrial (Automotive) Aerospace & Defense Semi Cap Life Sciences, Consumer, Other Photonic Solutions $2,038M 10% / 16% 31% 12% 94% 3% 0% 1% 2% Compound Semiconductors $1,068M 21% / 26% 30% 30% 13% 26% (2%) 19% 10% 30% II-VI Consolidated $3,106M 13% / 19% 31% 18% 66% 10% (1%) 7% 4% 12% (1) Pro Forma calculation in accordance with ASC 805. II-VI Segment Revenue by End Markets for Full Year FY21

Hypothetical Illustration of EPS Calculation

Note: Dollars in millions. Q1 FY20 represents quarter ending October July 28, 2019. Reconciliation of GAAP Measures to Non-GAAP Measures Three Months Ended 7/28/19 (Last Finisar Stand Alone Report)

Reconciliation of GAAP Measures to Non-GAAP Measures

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